UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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DOMINI INVESTMENT TRUST

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DOMINI INVESTMENT TRUST
180 Maiden Lane, Suite 1302
New York, New York 10038
www.domini.com
May 22, 2024
Dear Fellow Shareholder:
Thank you for you for your investment in the Domini Funds, and for harnessing the power of your investment dollars to help build a better future for all.
I am writing today to request your vote to elect the members of the Board of Trustees of Domini Investment Trust (the “Trust”) at a special meeting of shareholders that is scheduled to be held on July 24, 2024, at 11:00 a.m., Eastern Time, at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts. You are receiving the proxy statement because you were a shareholder of the Domini Funds on May 1, 2024, and are entitled to vote.
The Board of Trustees of the Trust recommends that you vote “FOR” the election of each of the nominees for Trustee. However, before you vote, please read the full text of the enclosed proxy statement for an explanation of the proposal.
Your vote is important. Please take a moment now to vote by calling the toll-free number, visiting the web address printed on your proxy card, or completing and mailing your proxy card and returning it in the enclosed postage-paid envelope.
If you have any questions about the proposal, please call 1-800-582-6757.
Thank you in advance for your participation in this important process.
Sincerely yours,

/s/ Carole M. Laible
Carole M. Laible
President

OVERVIEW OF PROXY STATEMENT
A Special Meeting of Shareholders of the series of Domini Investment Trust (the “Trust”), including its series the Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund (together, at times referred to below as the “Funds” or the “Domini Funds,” and individually as a “Fund”) is scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, on July 24, 2024, at 11:00 am, Eastern Time, for the purposes described in the proxy statement.
We encourage you to read the proxy statement carefully before casting your vote. We have prepared the following questions and answers to help make your decision easier. If you have any further questions about the proposal, please feel free to call us at 1-800-582-6757.
Q.	Why am I receiving the Proxy Statement?
A.	As a shareholder of one or more of the Domini Funds, you are being asked to elect the members of the Board of Trustees of the Trust.
Q.	Will my vote make a difference?
A.	Your vote is very important and can make a difference in the governance of the Funds.
Q.	Who are the Nominees for Election as Trustees of the Trust?
A.	The nominees for election as Trustees are Caroline Flammer, Carole M. Laible, Gregory A. Ratliff, and John L. Shields.
Ms. Flammer and Messrs. Ratliff and Shields are currently members of the Board. Ms. Flammer is a Professor of International and Public Affairs and of Climate at Columbia University, a Visiting Professor in Business and Human Rights at NHH Norwegian School of Economics, and President of the Alliance for Research and Corporate Sustainability. She has particular experience with sustainable investing and with international business, climate, and public affairs matters. Mr. Ratliff is Senior Vice President of Rockefeller Philanthropy Advisors and has particular experience with community development investment institutions and financial markets. Mr. Shields is President of Advisor Guidance, Inc., a management consulting firm and has particular experience with the investment management industry, accounting and financial management, and mutual fund and adviser operations. Ms. Flammer was appointed by the Board in 2023. Messrs. Ratliff and Shields were elected by the shareholders of the Funds in 2006.
Ms. Laible has not previously served on the Board. Ms. Laible has been nominated as a Trustee to replace Amy L. Domini, who is retiring as a Trustee and is not standing for re-election. Ms. Laible has been involved in the management of the Domini Funds since 1997. She has mutual funds operations experience and advanced knowledge on environmental and social research, sustainable investing, and industry trends. Ms. Laible has been a member of the Standards Committee of Domini Impact Investments LLC (“Domini”), the Funds’ investment adviser since 2005. In addition, she has been integrated into Domini’s portfolio management processes, and Domini and Fund leadership as a long-term successor for Ms. Domini for over a decade. Ms. Laible has served as the President of the Trust since 2017, and as the Chief Executive Officer and Manager of Domini since 2016. Ms. Laible is also a portfolio manager of the Domini Impact Equity Fund, Domini International Opportunities Fund, and Domini Sustainable Solutions Fund.
The Trust does not hold annual shareholder meetings to elect Trustees, and Trustees are not elected for fixed terms. This means that, if elected, each nominee will hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.
Q.	Is Amy L. Domini retiring from Domini?
A.
As noted above, Ms. Domini is retiring as a Trustee of the Trust and is not standing for re-election. Although she is not continuing as a Trustee of the Trust, Ms. Domini will be continuing in her role as Chair of Domini Impact Investments LLC (the Funds’ investment adviser) and with her day-to-day portfolio management responsibilities for the Domini Impact Equity Fund, Domini International Opportunities Fund, and Domini Sustainable Solutions Fund. Ms. Domini will also retain her role on Domini’s Standards Committee.

- i -

Q.	What is the role of the Board of Trustees?
A.
The Board of Trustees has the important responsibility of protecting your interests as a Domini Funds shareholder. The Board has responsibility for the oversight of the management and operations of the Funds, including general supervision of the duties performed by Domini, as the investment adviser of the Funds, and other service providers. The Board is currently made up of four individuals, three of whom are “independent,” meaning that they have no formal affiliation with Domini or the Funds except in their role as Trustees. In addition, the independent Trustees are represented by independent legal counsel to provide counsel and guidance in fulfilling their responsibilities.

Q.	How does the Board of Trustees recommend that I vote?
A.	The Board of Trustees unanimously recommends that shareholders vote FOR each nominee for Trustee by telephone, online or on the enclosed proxy card(s).
Q.	Why did I receive more than one proxy voting card?
A.	You may have received more than one proxy voting card if you hold shares in more than one account in the Funds. To vote all your shares and accounts, please vote each of the proxy cards you received.
Q.	How do I vote?
A.	You can vote one of four ways:
1.	Phone: Call the toll-free number printed on your proxy card and follow the instructions.
2.	Online: Visit the web address printed on your proxy card and follow the instructions.
3.	Mail: Complete, sign, and mail your proxy card using the enclosed postage-paid envelope.
4.	In person at the Special Meeting of Shareholders.

- ii -

DOMINI INVESTMENT TRUST
180 Maiden Lane, Suite 1302
New York, New York 10038
www.domini.com
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
A Special Meeting of Shareholders of Domini Investment Trust (the “Trust”), including its series Domini Impact Equity Fund, the Domini International Opportunities Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund, is scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, on Tuesday, July 24, 2024, at 11:00 am, Eastern Time, for the purposes listed below.
1.	To elect Trustees of the Trust.
2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.
The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the election of each of the nominees for Trustee.
Only Fund shareholders of record on May 1, 2024, will be entitled to vote at the Special Meeting of Shareholders and at any adjournments or postponements thereof.
/s/ Carole M. Laible
Carole M. Laible
President
May 22, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 24, 2024: This Notice, the Proxy Statement, and the Funds’ most recent Annual Report to shareholders are available at: www.proxyvote.com.
YOUR VOTE IS IMPORTANT. If you promptly vote, sign, and return the enclosed proxy card(s), you will help Fund shareholders avoid the additional expense of a second solicitation. The enclosed postage-paid envelope is provided for your convenience. You may also vote by calling the toll-free number on the enclosed proxy card(s), or by visiting the web site address listed on the enclosed proxy card(s).

DOMINI INVESTMENT TRUST
180 Maiden Lane, Suite 1302
New York, New York 10038
www.domini.com
PROXY STATEMENT
This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of Domini Investment Trust (the “Trust”), including its series Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund (together, at times referred to below as the “Funds,” and individually as a “Fund”) for use at a Special Meeting of Shareholders of the Trust (the “Meeting”), or any adjournment or postponement thereof, to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, on Wednesday, July 24, 2024, at 11:00 am, Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting.
Each Fund is organized as a series of the Trust, a diversified, open-end registered investment company organized as a Massachusetts business trust under a Second Amended and Restated Declaration of Trust dated as of May 15, 2001, as amended. The mailing address of the Funds is 180 Maiden Lane, Suite 1302, New York, New York 10038.
Each Fund’s Annual Report for the fiscal year ended July 31, 2023, including audited financial statements, and Semi-Annual Report for the period ended January 31, 2024, have previously been sent to shareholders. Both reports are available without charge by written request to Domini Funds, P.O. Box 46707, Cincinnati, OH 45246-0707, by calling Domini at 1-800-582-6757, or by downloading the reports from our website at www.domini.com/funddocuments.
This proxy statement and the enclosed proxy card(s) were first mailed to shareholders on or about May 22, 2024.

INFORMATION REGARDING VOTING AND THE SPECIAL MEETING
Voting Process
You can vote in any one of the following ways:
1.	Phone: Call the toll-free number printed on your proxy card and follow the instructions.
2.	Online: Visit the website printed on your proxy card and follow the instructions.
3.	Mail: Complete, sign and mail your proxy card using the enclosed postage-paid envelope.
4.	In person at the Meeting.
Whichever method you choose to vote, please carefully read this proxy statement, which describes in detail the Proposal upon which you are asked to vote.
You will be entitled to cast one vote for each dollar of net asset value of the Fund you hold (number of shares owned multiplied by the net asset value per share). The votes of the shareholders of each Fund will be tabulated together for the Proposal.
All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.
Even if you plan to attend the Meeting, please sign, date, and return EACH proxy card you receive. Alternatively, if you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access to the voting sites, and confirm that your instructions are properly recorded.
If you hold your shares directly (not through a broker-dealer, bank, or other financial institution), and if you return a signed proxy card that does not specify how you wish to vote on the Proposal, your shares will be voted in favor of all the nominees.
Abstentions and “broker non-votes” (shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) generally are included for purposes of determining whether a quorum is present at a shareholder meeting, but are not treated as votes cast at such meeting. However, because the Funds understand that a broker or nominee may exercise discretionary voting power with respect to the Proposal, and there are no other proposals expected to come before the Meeting for which a broker or nominee would not have discretionary voting authority, the Funds do not anticipate that there will be any “broker non-votes” at the Meeting. Abstentions and broker “non-votes” are not considered “votes cast” and therefore, do not constitute a vote “For” the Proposal. Thus, abstentions and broker “non-votes”, as well as votes withheld, will have no effect on the voting for the election of Trustees in the Proposal because only “For” votes are considered in a plurality voting requirement, as applicable to the Funds.
Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the Proposal may be deemed an instruction to vote on such shares in favor of all nominees. With respect to routine matters such as the Proposal, if a beneficial owner fails to provide voting instructions by the date specified in a broker-dealer firm’s proxy solicitation materials, the Trust understands that the broker-dealer firm may exercise discretionary voting power with respect to the Proposal on behalf of such beneficial owner.
If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal may be deemed to authorize a service agent to vote such shares in favor of the nominees. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.
If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.
If you receive more than one proxy card, please vote each proxy card separately, either by returning each card via mail or by voting each card on the toll-free number or online. You may receive more than one proxy card if you hold shares in more than one account in the Funds. To vote all your shares and accounts, please vote each of the proxy cards you receive.
If you return your proxy and fail to provide instructions as to how to vote your shares with respect to the Proposal, your shares will be voted FOR the Proposal.
Record Date
The close of business on May 1, 2024, has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting.
Quorum and Vote Required
The holders of shares of the Funds representing thirty percent (30%) of the voting power of the outstanding shares of the Funds entitled to vote on the Record Date present in person or by proxy shall constitute a quorum at the Meeting. Your shares will be represented by proxy at the Meeting if you vote by mail, by telephone, on the Internet, or in person.
If you vote, regardless of how you vote (“For All,” “Withhold All”), or “For All Except”), your shares will be counted for purposes of determining the presence of a quorum. In addition, abstentions and broker “non-votes” generally are counted for purposes of determining the presence of a quorum at a shareholder meeting.
With respect to the election of Trustees, nominees must be elected by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. Being elected by a plurality means receiving the greater number of votes cast at a meeting at which a quorum is present. Since the number of nominees equals the number of Trustees to be elected, a nominee receiving any votes will be elected. As noted above, the shareholders of all the Funds will vote together as a single class and the voting power of the shares of each Fund will be counted together in determining the results of the voting for the Proposal.
Revoking Your Proxy
You may revoke your proxy at any time prior to the meeting (or any adjournment or postponement thereof) by putting your revocation in writing, signing it, and either delivering it to the meeting or sending it to Carole M. Laible, President of the Domini Funds, 180 Maiden Lane, Suite 1302, New York, New York 10038. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided. You may also revoke your proxy by voting in person at the meeting.
Adjournments and Postponements
In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the meeting to permit further solicitation of proxies with respect to the Proposal. An adjournment or postponement of the meeting will suspend the meeting to another time. Any adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. If you voted in favor of the Proposal or failed to provide instructions as to how to vote your shares with respect to the Proposal, the persons named as proxies will vote your shares in favor of the adjournment of the Meeting. If you voted against or abstained from voting on the Proposal, the persons named as proxies will vote your shares against any such adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker-non votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. If the new date, time, and place of the adjourned meeting is announced at the Meeting, no further notice of the adjournment need be given to shareholders. The Meeting may be postponed prior to the Meeting. If the Meeting is postponed, the Fund will give notice of the postponement to shareholders.
Proxy Solicitation Costs
The cost of soliciting proxies, including the fees of a proxy soliciting agent (which are expected to be approximately $75,000), will be borne by the Funds. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Funds without compensation. The Funds may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional solicitations.
The Proposal: To elect Trustees of the Trust
You are being asked to elect the Trustees of the Trust.
The nominees for the Board of Trustees of the Trust are Caroline Flammer, Carole M. Laible, Gregory A. Ratliff and John L. Shields (each, a “Nominee”). All of the Nominees, except for Ms. Laible, are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustee Nominees”). The Board includes three women or minorities (without double counting).
Ms. Flammer, Mr. Ratliff, Mr. Shields, and Amy L. Domini are the current members of the Board of Trustees of the Trust (the “Current Trustees”). Ms. Flammer was appointed by the Board in 2023. Messrs. Ratliff and Shields were elected by the shareholders of the Funds in 2006. Ms. Domini is retiring as a Trustee and is not standing for re-election.
Ms. Flammer is a Professor of International and Public Affairs and of Climate at Columbia University, a Visiting Professor in Business and Human Rights at NHH Norwegian School of Economics, and President of the Alliance for Research and Corporate Sustainability. She has particular experience with sustainable investing and with international business, climate, and public affairs matters. Mr. Ratliff is Senior Vice President of Rockefeller Philanthropy Advisors and has particular experience with community development investment institutions and financial markets. Mr. Shields is President of Advisor Guidance, Inc., a management consulting firm and has particular experience with the investment management industry, accounting and financial management, and mutual fund and adviser operations.
Ms. Laible has not previously served on the Board. Ms. Laible is nominated as a Trustee to replace Ms. Domini. Ms. Laible has been involved in the management of the Domini Funds since 1997. She has mutual funds operations experience and advanced knowledge on environmental and social research, sustainable investing, and industry trends. Ms. Laible has been a member of the Standards Committee of Domini Impact Investments LLC (“Domini”), the Funds’ investment adviser since 2005. In addition, she has been integrated into Domini’s portfolio management processes, and Domini and Fund leadership as a long-term successor for Ms. Domini for over a decade. Ms. Laible has served as the President of the Trust since 2017, and as the Chief Executive Officer and Manager of Domini since 2016. Ms. Laible is also a portfolio manager of Domini Impact Equity Fund, Domini International Opportunities Fund, and Domini Sustainable Solutions Fund.
Although she is not continuing as a Trustee of the Trust, Ms. Domini will be continuing in her role as Chair of Domini Impact Investments LLC (the Funds’ investment adviser) and with her day-to-day portfolio management responsibilities for the Domini Impact Equity Fund, Domini International Opportunities Fund, and Domini Sustainable Solutions Fund.
Under the Declaration of Trust of the Trust, the number of Trustees has been fixed at four. Proxies cannot be voted for a greater number of persons than the number of Nominees named.
It is intended that the enclosed proxy card will be voted for all of the Nominees unless a proxy contains specific instructions to the contrary. The Nominees’ term of office is expected to commence promptly after the election of the Nominees.
The Trust does not hold annual shareholder meetings to elect Trustees, and Trustees are not elected for fixed terms. This means that, if elected, each Nominee will hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Board of Trustees of the Trust has adopted a policy governing the retirement of the Independent Trustees. Under this policy, each Trustee shall be eligible to serve until the close of business on the last day of the fiscal year in which the Trustee has his or her 75th birthday unless an exception is approved. This retirement policy may be amended or waived with respect to any Trustee prior to the end of each fiscal year in which such Trustee attains the age of 75 if the Board: (i) meets to review the performance of such Board member; (ii) finds that the continued service of such Board member is in the best interests of the Trust; and (iii) unanimously approves the exemption from the Trust’s retirement policy.
Each of the Nominees has consented to being named in this proxy statement and to serving on the Board of Trustees if elected.
Current Trustees and Nominees
The Current Trustees and Nominees, their years of birth, their principal occupations during the past five years (their titles may have varied during that period), the number of Funds in the fund complex he or she oversees, and other board memberships they hold are set forth below. The address of each Current Trustee and Nominee is 180 Maiden Lane, Suite 1302, New York, New York 10038. Each Nominee was recommended for nomination by the current Board of Trustees.

Name and Age	Positions Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Domini Funds Complex to be Overseen by Trustee Nominee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEE NOMINEES
Caroline Flammer (46)	Trustee (since 2023); Audit Committee Member (since 2023); and Nominating Committee Member (since 2023)
Professor of International and Public Affairs and of Climate (since 2022); Visiting Professor of International and Public Affairs (July to December 2021), Columbia University (research and education); Verena Meyer Visiting Professor (July to August 2023), University of Zurich (research and education); Rafto Visiting Professor in Business and Human Rights (since 2023), NHH Norwegian School of Economics, (research and education); President (since 2022), Alliance for Research and Corporate Sustainability (research and education); Associate Professor of Strategy and Innovation (2018-2021); Assistant Professor of Strategy and Innovation (2016-2018), Boston University (research and education). Ms. Flammer brings to the Board particular experience with sustainable investing and with international business, climate, and public affairs matters.
			5	None
Gregory A. Ratliff (63)	Trustee (since 1999); Audit Committee Member (since 1999); Nominating Committee Chair (since 2023); and Nominating Committee Member (since 1999).	Senior Vice President (since 2019), Rockefeller Philanthropy Advisors (philanthropy); Vice President (2017-2019), ACT, Inc. (education testing). Lead Independent Trustee (2013-2023), Domini Investment Trust. Mr. Ratliff brings to the Board particular experience with community development investment institutions and financial markets.	5	None

Name and Age	Positions Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Domini Funds Complex to be Overseen by Trustee Nominee	Other Directorships Held by Trustee
John L. Shields* (70)	Trustee (since 2004); Nominating Committee Member (since 2004), Audit Committee Chair (since 2004); and Lead Independent Trustee (since 2023)	President (since 2018), Advisor Guidance, Inc. (management consulting firm); Managing Director (2016-2018), CFGI, LLC (management consulting firm). Mr. Shields brings to the Board particular experience with the investment management industry, accounting and financial management, and mutual fund and adviser operations.	5	Director (since 2018), EverQuote, Inc. (technology company) (public); Director (since 2015), Vestmark, Inc. (software company); Director (since 2008), Cogo Labs, Inc. (technology company).
INTERESTED TRUSTEE NOMINEE**
Carole M. Laible**, **** (59)	Trustee Nominee; President (since 2017); and Treasurer (since 2024)
Portfolio Manager, Domini Sustainable Solutions Fund(since 2020), Domini International Opportunities Fund (since 2020), and Domini Impact Equity Fund (since 2018), CEO and Manager (since 2016), Member (since 2006), Domini Impact Investments LLC; Manager (since 2017), President and CEO (since 2002), Chief Financial Officer (since 1998), Secretary (since 1998), Treasurer (since 1998) and Registered Principal (since1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); President (since 2017), Domini Investment Trust. Ms. Laible’s years with Domini and experience as an executive and portfolio manager at Domini and as the President of the Trust give her regular exposure to the day-to-day management and operations of the Domini Funds. Ms. Laible also brings particular experience with investment management, accounting and financial management, and mutual fund and adviser operations.
			5	None

Name and Age	Positions Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Domini Funds Complex to be Overseen by Trustee Nominee	Other Directorships Held by Trustee
INTERESTED TRUSTEE NOT STANDING FOR RE-ELECTION**, ***
Amy L. Domini (73)	Trustee (since 1990) and Chair (since 2016)****
Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020) and Domini Impact Equity Fund (since 2018), Chairperson (since 2016), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; Manager (since 2002), Domini Holdings LLC (holding company); Private Trustee (since 1987), Loring, Wolcott & Coolidge Office (fiduciary); Partner (since 1994), Loring, Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Manager (since 2010), Loring, Wolcott & Coolidge Trust, LLC (trust company). Ms. Domini’s years with Domini and experience with Domini and the Trust give her regular exposure to the day-to-day management and operations of the Domini Funds. Ms. Domini brings experience with investment management and financial markets.
5
Board Member (since 2020), Center for Responsible Lending (nonprofit); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit); and Trustee (1998-2022), New England Quarterly (periodical).

*
The Independent Trustees have designated Mr. Shields as Lead Independent Trustee. The Lead Independent Trustee is a spokesperson and principal point of contact for the Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including calling regular and special executive sessions of the Independent Trustees; reviewing meeting agendas with the Chair or delegate; chairing the meetings of the Independent Trustees; and serving as the principal point of contact and liaison with the Funds’ officers and services providers.

**	“Interested person” (as defined by the 1940 Act) of the Trust, by virtue of her employment with Domini Impact Investments LLC (the Adviser).
***	The term of office of Amy L. Domini will not continue after the election of the Trustee Nominees.
****
Ms. Domini currently serves as the Chair of the Board. It is anticipated that Ms. Laible will serve as the Chair of the Board upon her election and the retirement of Ms. Domini. The Board believes that, considering her experience with Domini and the Trust, Ms. Laible is best qualified to serve as Chair and that the Board’s current leadership structure is appropriate given Domini’s role with respect to the Funds’ investment and business operations. The Board also believes that the Board’s leadership structure, as aided by Ms. Laible’s experience and capabilities, serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board’s oversight role.

Qualifications of Current Trustees and Trustee Nominee
In determining whether a Nominee is qualified to serve as Trustee of the Trust, the Board considered a wide variety of information about the Nominee, on an individual basis and in combination with those of the other Nominees, and multiple factors contributed to the Board’s decision. In considering each Nominee, the Board reviewed the mix of skills and other relevant experiences of the Nominees. The Board concluded that each Nominee has the experience, qualifications, attributes, or skills necessary to serve the Funds and their shareholders. Attributes common to all Nominees include their ability to review critically and discuss complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, contribute effectively to the deliberations of the Board, interact effectively with Domini, each Fund’s subadviser, and the other service providers of the Funds, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, with respect to the Current Trustees, the Board has considered the service and commitment of the Current

Trustees during their tenure in concluding that each Current Trustee should continue to serve as a Trustee of the Funds. Regarding the Interested Trustee Nominee, the Board has considered the service and commitment of the Interested Trustee Nominee as an officer of the Trust and as the Chief Executive Officer and Manager of Domini.
A Nominee’s ability to perform his or her duties effectively may have been attained through his or educational background or professional training; business, consulting, public service, or academic positions; experience from service as a board member of the Funds, public companies, or nonprofit entities or other organizations; or other experiences. The Nominating Committee also considered the criteria set forth in the Nominating Committee Charter, attached to this proxy statement as Exhibit A, in nominating the Nominees for election or re- election as applicable, as Trustees. In considering the Nominees, the Board, among other things, reviewed Board composition and considered whether the Board reflects a balance of knowledge, experience, skills, expertise and diversity, including race and gender, and the extent to which the Nominees would contribute to the diversity of the overall Board. The Board considered the individual experience of each Nominee and determined that the Nominee’s professional experience, education, and background would contribute to the diversity of perspective on the Board.
The specific roles and experience of each Nominee that factored into the Board’s determination are presented above. At a meeting held on April 25, 2024, the Nominating Committee of the Board determined to recommend to the full Board the Nominees for election to the Board. At its April 26, 2024, meeting, the Board (including the Independent Trustees), acting upon such recommendation, agreed that each Nominee of the Funds should be submitted to shareholders for election (or re-election, as applicable) and voted to nominate such Nominees and recommend election of the Nominees by the shareholders of the Funds.
References to the qualifications, attributes, and skills of Nominees and Current Trustees are pursuant to the requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Nominee or Current Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Compensation of Trustees and Nominees
Information regarding compensation paid to the Trustees for the fiscal year ended July 31, 2023, is set forth below. Ms. Domini was not compensated for her service as a Trustee because of her affiliation with Domini. Ms. Laible will not be compensated for her service as a Trustee because of her affiliation with Domini.
Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Domini Funds of $35,000, and in addition, receives $1,000 for attendance at each regular quarterly meeting of the Board of the Trust. In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. The Lead Independent Trustee, Chair of the Audit Committee, and Chair of the Nominating Committee receive an additional chairperson fee of $5,000 annually.
The Funds do not contribute to a retirement plan for the Trustees. The officers do not receive any direct remuneration from the Funds.

Name of Trustee	Aggregate Compensation From					Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Domini Family of Funds Paid to the Trustee
	Equity Fund	International Opportunities Fund	Sustainable Solutions Fund	International Equity Fund	Bond Fund
Independent Trustees:
Caroline Flammer*	None	None	None	None	None	None	None	None
Kirsten Moy**	$16,828	$400	$557	$20,710	$4,505	None	None	$43,000
Gregory A. Ratliff	$21,109	$507	$707	$24,443	$5,484	None	None	$52,250
John L. Shields	$21,502	$516	$719	$24,918	$5,594	None	None	$53,250
Interested Trustee Not Standing for Re-election:
Amy L. Domini	None	None	None	None	None	None	None	None

*	Ms. Flammer was appointed as a Trustee of the Trust effective July 28, 2023.
**	Ms. Moy retired from the Board of Trustees effective July 27, 2023.

Fund Shares Owned by Current Trustees and Nominees
The following table shows the dollar range of equity securities beneficially owned by each Trustee or Trustee Nominee in the Funds and in all investment companies in the Domini family of Funds overseen by the Current Trustees or to be overseen by the Nominees as of March 31, 2024.

Name of Trustee	Dollar Range of Investment in Equity Securities of the					Aggregate Dollar Range of Equity Securities in All Investment Companies Overseen by the Current Trustee or Trustee Nominee in the Domini Family of Funds
	Equity Fund	International Opportunities Fund	Sustainable Solutions Fund	International Equity Fund	Bond Fund
Independent Trustee Nominees:
Caroline Flammer	$10,001-$50,000	None	None	None	None	$10,001-$50,000
Gregory A. Ratliff	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	$1-$10,000	$1-$10,000	$100,000-$500,000
John L. Shields	$1-10,00	$0	$0	$0	$1-$10,000	$10,001-$50,000
Interested Trustee Nominee:
Carole M. Laible	$500,001-$1,000,000	$100,001-$500,000	$100,001-$500,000	$50,001-$100,000	$10,001-$50,000	Over $1,000,000
Interested Trustee Not Standing for Re-Election:
Amy L. Domini	Over $1,000,000	$100,001-$500,000	$500,001-$1,000,000	$0	$50,001-$100,000	Over $1,000,000

As of March 31, 2024, none of the Independent Trustees of the Trust, or their immediate family members, owned beneficially or of record any securities of Domini, DSIL Investment Services LLC, the Funds’ distributor, or any person controlling, controlled by or under common control with Domini or DSIL Investment Services LLC.
As of March 31, 2024, to the best of the Funds’ knowledge, all Trustees and officers of the Trust, as a group, owned beneficially or had the right to vote in the aggregate less than one percent (1%) of the outstanding shares of each Domini Impact Equity Fund, Domini Impact International Equity Fund and Domini Impact Bond Fund, or any class of shares of each such Fund.
As of March 31, 2024, to the best of the Funds’ knowledge, all Trustees and officers of the Trust, as a group, owned beneficially or had the right to vote in the aggregate approximately: (i) 1.65% of the outstanding shares of the Domini International Opportunities Fund, including 10.33% of such Fund’s outstanding Investor shares; and (ii) 2.18% of the outstanding shares of the Domini Sustainable Solutions Fund, including 3.89% of such Fund’s outstanding Investor shares. To the best of the Funds’ knowledge, all Trustees and officers of the Trust as a group, owned in the aggregate less than one percent (1%) of the outstanding shares of each other class of shares of each such Fund.
The Loring, Wolcott & Coolidge Office, a family office that provides fiduciary services, holds shares of the Funds on behalf of their clients and has the right to vote 0.33% of the Equity Fund, 86% of the International Opportunities Fund, and 25% of the Sustainable Solutions Fund. Amy L. Domini is a trustee at the Loring, Wolcott & Coolidge Office.
Board Meetings
During the fiscal year ended July 31, 2023, the Board of Trustees met for four regular quarterly meetings. Each Trustee attended at least 75% of the meetings during the fiscal year ended July 31, 2023.

Attendance of Trustees at Annual Meeting
The Trust does not have a policy regarding attendance of Trustees at annual shareholder meetings. No annual meeting for the Trust was held during the fiscal year ended July 31, 2023.
Responsibilities of the Board of Trustees and Oversight of Risk Management
The management and affairs of each Fund and the Trust are overseen by the Board of Trustees of the Trust and a single set of officers under the laws of the Commonwealth of Massachusetts. The Board sets broad policies for the Funds; selects the investment adviser, subadviser(s), and the other principal service providers of the Funds; monitors Fund operations, regulatory compliance, performance, and costs; nominates and selects new Trustees; and elects Fund officers. The Board is responsible for the oversight of the management and operations of each Fund for the benefit of its shareholders. Domini, each Fund’s subadviser and the Funds’ other service providers are responsible for the day-to-day operations of the Funds subject to the oversight of the Board. The Board currently holds four regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times. As described in more detail below, the Board has established two standing committees, the Audit Committee and the Nominating Committee. These committees assist the Board in fulfilling its oversight responsibilities.
The Funds face a number of risks, such as investment risk, valuation risk, operational failure or lack of business continuity, cybersecurity and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.
The Trustees play an active role, as a full Board and at the committee level, in overseeing risk management for the Funds. Risk management of the Funds on a day-to-day basis has been delegated to Domini, each Fund’s subadviser, and the Funds’ other service providers. Each of these entities is responsible for specific portions of the Funds’ operations and provides the Trustees with regular reports regarding, among other things, investment, valuation, liquidity, and compliance, as well as the risks and risk management associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ Chief Compliance Officer and independent auditors.
The full Board participates in the Funds’ risk oversight, in part, by receiving regular reports regarding Domini’s compliance program which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; disclosure; reporting and accounting; oversight of service providers; fund governance; and code of ethics controls. The program seeks to identify and address the risk associated with the operations of the investment adviser and the Funds through various methods, including through regular communications between compliance, legal, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The same person serves as Chief Compliance Officer of the Funds and the investment adviser. The Chief Compliance Officer of the Funds reports directly to the Board and provides reports to them in writing and in meetings on a regular basis.
The Audit Committee of the Board, composed of all the Independent Trustees, oversees management of financial risk and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The external auditors report directly to the Audit Committee and provide reports to the Board in writing and in meetings on a regular basis. The independent auditors also provide reports to the Audit Committee without management being present. Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through committee reports.
The Trustees recognize that not all risks that may affect the Trust can be identified, mitigated, or eliminated. Moreover, it is necessary to bear certain risks, such as investment related risk, to achieve each Fund’s investment objective, and the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness (see “Cybersecurity Issues” above). As a result of the foregoing and other factors, the Funds’ ability to eliminate or mitigate risks is subject to limitation.

Board Committees
Audit Committee: The Board of Trustees has a standing Audit Committee composed of all Independent Trustees. Mr. Shields is the Chair of the Audit Committee. The Audit Committee met twice during the last fiscal year to review internal and external accounting procedures and, among other things, to consider the selection of the independent registered public accountant for the Funds, to approve all significant services proposed to be performed by the accountants, and to consider the possible effect of such services on their independence. All Audit Committee members attended each meeting.
Nominating Committee: The Board of Trustees also has a standing Nominating Committee. All Independent Trustees are Nominating Committee members. Mr. Ratliff is the Chair of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee met one time during the last fiscal year. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the Secretary of the Domini Funds, 180 Maiden Lane, Suite 1302, New York, New York 10038. The procedures to be followed by shareholders in submitting recommendations is set forth in the Funds’ Nominating Committee Charter. A copy of the Nominating Committee Charter is attached to this proxy statement as Exhibit A.
Indemnification
The Declaration of Trust for each of the Funds provides that it will indemnify its Trustees and officers (the “Indemnified Parties”) against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with such Fund, unless, as to liability to such Fund or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Fund. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.
Officers of the Trust
The table below sets forth for each Officer of the Trust, the Officer’s name, age, position, and length of service with the Trust and principal occupation during the past five years as of July 31, 2023. The address for each Officer is 180 Maiden Lane, Suite 1302, New York, New York 10038.
Asterisks indicate that those Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust.

Name and Age	Positions Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years
Maura Colleran* (53)	Vice President (since 2024)	Vice President Finance (since 2019) and Manager of Finance (since 2003), Domini Impact Investments LLC; Vice President (since 2024), Domini Investment Trust.
Megan L. Dunphy* (53)	Chief Legal Officer (since 2014); Vice President (since 2013); and Secretary (since 2005)	General Counsel (since 2014) and Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Investment Trust.

Name and Age	Positions Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years
Carole M. Laible* (59)	Trustee Nominee; President (since 2017); and Treasurer (since 2024).
Portfolio Manager, Domini Sustainable Solutions Fund(since 2020), Domini International Opportunities Fund (since 2020), and Domini Impact Equity Fund (since 2018), CEO and Manager (since 2016), Member (since 2006), Domini Impact Investments LLC; Manager (since 2017), President and CEO (since 2002), Chief Financial Officer (since 1998), Secretary (since 1998), Treasurer (since 1998) and Registered Principal (since1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); President (since 2017) and Treasurer (since 2024), Domini Investment Trust.

Doug Lowe* (67)	Assistant Secretary (since 2007)
Senior Call Center Manager (since 2019) and Senior Compliance Manager and Counsel (2006-2019), Domini Impact Investments LLC; Assistant Secretary (since 2007), Domini Investment Trust; Registered Operations Professional (since 2012), DSIL Investments Services LLC.

Meaghan O’Rourke-Alexander* (43)	Assistant Secretary (since 2007)	Senior Compliance Officer (since 2023) and Compliance Officer (2012-2023), Domini Impact Investments LLC; Assistant Secretary (since 2007), Domini Investment Trust.
Maurizio Tallini* (49)	Chief Compliance Officer (since 2005); Vice President (since 2007); and Chief Information Security Officer (since 2015)
Chief Compliance Officer (since 2005) Member (since 2007), and Chief Information Security Officer (since 2015), Domini Impact Investments LLC; Vice President (since 2007), Chief Compliance Officer (since 2005), and Chief Information Security Officer (since 2015) Domini Investment Trust; Chief Compliance Officer (since 2015), Registered Representative (since 2012), Registered Principal (since 2014), and, Chief Information Security Officer (since 2015), DSIL Investments Services LLC.

Vote Required
Election of the Nominees as Trustees of the Trust requires the vote of a plurality of the outstanding voting securities of the Funds, taken together, present in person or represented by proxy at the meeting.
The Board of Trustees unanimously recommends that you vote FOR the election of each of the Nominees as Trustees of the Trust.
Independent Registered Public Accounting Firm
The Board, including all the Independent Trustees of the Trust, has selected KPMG LLP (“KPMG”) to serve as the independent public accountant for each Fund. Representatives of KPMG are not expected to be present at the Special Meeting but will have the opportunity to make a statement if they wish and will be available by telephone to respond to appropriate questions.
Accounting Fees and Services
The information under each of the subheadings below shows the aggregate fees KPMG billed to the Funds for its professional services rendered for the Funds’ most recently completed fiscal years.
Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG for the audit of the Funds’ annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below:

Fund	2023	2022
Domini Impact Equity Fund	$46,800	$44,600
Domini International Opportunities Fund	$39,600	$37,700
Domini Sustainable Solutions Fund	$39,600	$37,700
Domini Impact International Equity Fund	$39,600	$37,700
Domini Impact Bond Fund	$39,600	$37,700

Audit-Related Fees. There were no fees billed for the Funds’ two most recently completed fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under the Audit Fees caption above.
There were no audit-related fees billed by KPMG for the Funds’ two most recently completed fiscal years, that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini and entities controlling, controlled by, or under common control with Domini (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).
Tax Fees. The aggregate fees billed by KPMG in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning are set forth below.

Fund	2023	2022
Domini Impact Equity Fund	$8,455	$8,055
Domini International Opportunities Fund	$8,455	$8,055
Domini Sustainable Solutions Fund	$8,455	$8,055
Domini Impact International Equity Fund	$8,455	$8,055
Domini Impact Bond Fund	$8,455	$8,055

There were no tax fees billed by KPMG for the Funds’ two most recently completed fiscal years, that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.
All Other Fees. There were no other fees billed by KPMG for the Funds’ two most recently completed fiscal years for non-audit services provided by KPMG, other than the services reported under the Audit Fees, Audit-Related Fees, or Tax Fees captions above.
There were no other fees billed by KPMG for the Funds’ two most recently completed fiscal years that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.
Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for services rendered to the Funds were the tax compliance, tax advice and tax planning fees listed in the Tax Fees caption above. No non-audit fees were billed by KPMG for services rendered to the Funds’ Service Providers for the last two fiscal years of the Funds.
Audit Committee Pre-Approval Policies and Procedures
The Charter of the Audit Committee of the Board requires that the Committee pre-approve all audit and permitted non-audit services provided by KPMG relating to the operations or financial reporting of the registrant and all permitted non-audit services provided by KPMG to the registrant’s adviser and to entities controlling, controlled by, or under common control with the adviser that provide ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the registrant. Before any audit or non-audit services begin, the Audit Committee reviews the services to determine if they are appropriate and permissible under applicable law.
There were no services described above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2023, were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

ADDITIONAL INFORMATION
Outstanding Shares; Interests of Certain Persons
The number of shares of each Fund outstanding at the close of business on the Record Date of May 1, 2024, the net assets of each Fund as of that date, and the net asset value per share of each of the Fund’s outstanding classes of shares as of that date, are as follows:

Name of Fund/Class	Total Number of Shares Outstanding on the Record Date	Net Assets on the Record Date	Net Asset Value Per Share on the Record Date
Domini Impact Equity Fund
Investor shares	25,272,087.297	$848,975,577	$33.59
Institutional shares	4,240,032.716	$141,057,940	$33.27
Class Y shares	488,242.475	$16,269,113	$33.32
Class A shares	187,995.681	$6,292,556	$33.47
Domini International Opportunities Fund
Investor shares	368,591.066	$3,928,885	$10.66
Institutional shares	1,865,063.513	$19,885,645	$10.66
Domini Sustainable Solutions Fund
Investor shares	1,301,496.164	$19,348,688	$14.87
Institutional shares	1,007,834.279	$15,108,518	$14.99
Domini Impact International Equity Fund
Investor shares	19,633,986.349	$174,299,143	$8.88
Institutional shares	46,676,177.704	$406,773,458	$8.71
Class Y shares	24,853,282.026	$217,108,952	$8.74
Class A shares	1,028,558.195	$9,815,600	$9.54
Domini Impact Bond Fund
Investor shares	11,240,407.851	$109,670,668	$9.76
Institutional shares	9,580,463.825	$92,813,791	$9.69
Class Y shares	2,712,488.388	$26,488,733	$9.77

As of May 1, 2024, to the best knowledge of the Funds, the following persons owned of record 5% or more of the outstanding shares of any class of the Funds:

Domini Impact Equity Fund
Record Holder	Share Class	Number of Shares	Percent of Class
CHARLES SCHWAB AND CO INC	Investor shares	2,242,006.485	8.87%
NATIONAL FINANCIAL SERVICES LLC	Investor shares	2,827,022.711	11.19%
CYNTHIA A WAYBURN	Institutional shares	980,188.800	23.15%
MOLLY JAMES ROUSH	Institutional shares	354,455.530	8.37%
WILLIAM M ROUSH	Institutional shares	450,189.465	10.63%
JOHN HANCOCK LIFE INSURANCE	Institutional shares	901,108.919	21.28%
NATIONAL FINANCIAL SERVICES LLC	Institutional shares	273,556.108	6.46%
RAYMOND JAMES	Class Y shares	57,794.122	11.84%
EMPOWER TRUST CO	Class Y shares	99,064.395	20.29%
CHARLES SCHWAB AND CO INC	Class Y shares	179,387.153	36.74%
NATIONAL FINANCIAL SERVICES LLC	Class Y shares	88,536.755	18.13%
LPL FINANCIAL	Class A shares	15,997.080	8.52%
WELLS FARGO CLEARING SERVICES LLC	Class A shares	35,373.112	18.83%
NATIONAL FINANCIAL SERVICES LLC	Class A shares	14,638.596	7.79%
PERSHING LLC	Class A shares	22,505.139	11.98%

Domini International Opportunities Fund
Record Holder	Share Class	Number of Shares	Percent of Class
CHARLES SCHWAB AND CO INC	Investor shares	31,963.236	8.67%
ONA COLASANTE	Investor shares	19,547.244	5.30%
NATIONAL FINANCIAL SERVICES LLC	Investor shares	81,300.666	22.05%
NATIONAL FINANCIAL SERVICES LLC	Institutional shares	1,859,870.939	99.72%

Domini Sustainable Solutions Fund
Record Holder	Share Class	Number of Shares	Percent of Class
CHARLES SCHWAB AND CO INC	Investor shares	95,408.259	7.31%
NATIONAL FINANCIAL SERVICES LLC	Investor shares	111,571.045	8.55%
LINDA STORK	Institutional shares	219,007.326	21.80%
SEI PRIVATE TRUST COMPANY	Institutional shares	56,865.601	5.66%
KENNETH A ADELMAN	Institutional shares	55,592.741	5.53%
NATIONAL FINANCIAL SERVICES LLC	Institutional shares	614,737.075	61.20%

Domini Impact International Equity Fund
Record Holder	Share Class	Number of Shares	Percent of Class
CHARLES SCHWAB CO INC	Investor shares	4,574,400.775	23.30%
CHARLES SCHWAB CO INC	Institutional shares	3,167,031.841	6.79%
WELLS FARGO BANK	Institutional shares	2,654,271.319	5.69%
SEI PRIVATE TRUST COMPANY	Institutional shares	4,993,844.372	10.71%
WELLS FARGO CLEARING SERVICES LLC	Institutional shares	4,786,771.047	10.26%
JP MORGAN SECURITIES LLC	Institutional shares	2,944,788.874	6.31%
NATIONAL FINANCIAL SERVICES LLC	Institutional shares	8,932,637.829	19.15%
CHARLES SCHWAB CO INC	Institutional shares	8,173,062.628	17.52%
MORGAN STANLEY SMITH BARNEY LLC	Class Y shares	12,355,292.675	49.74%
RAYMOND JAMES	Class Y shares	1,263,476.368	5.09%
AMERICAN ENTERPRISE INVESTMENT SERVICES	Class Y shares	1,690,266.591	6.80%
CHARLES SCHWAB AND CO INC	Class Y shares	5,581,423.741	22.47%
MERRILL LYNCH PIERCE FENNER & SMITH	Class Y shares	1,852,922.863	7.46%
LPL FINANCIAL	Class A shares	78,455.3080	7.74%
WELLS FARGO CLEARING SERVICES LLC	Class A shares	109,075.9170	10.76%
MORGAN STANLEY SMITH BARNEY LLC	Class A shares	200,929.7610	19.83%
MID ATLANTIC TRUST COMPANY	Class A shares	138,968.9460	13.71%
CHARLES SCHWAB AND CO INC	Class A shares	170,294.3190	16.80%
PERSHING LLC	Class A shares	94,255.6190	9.30%

Domini Impact Bond Fund
Record Holder	Share Class	Number of Shares	Percent of Class
CHARLES SCHWAB AND CO INC	Investor shares	3,348,725.623	29.80%
NATIONAL FINANCIAL SERVICES LLC	Investor shares	1,662,031.899	14.79%
CHARLES SCHWAB CO INC	Institutional shares	700,092.737	7.31%
MITRA & CO	Institutional shares	570,306.583	5.95%
SEI PRIVATE TRUST COMPANY	Institutional shares	1,756,350.356	18.34%
NATIONAL FINANCIAL SERVICES LLC	Institutional shares	1,931,953.041	20.17%
CHARLES SCHWAB & CO	Institutional shares	2,053,457.264	21.44%
AMERICAN ENTERPRISE INVESTMENT SERVICES	Class Y shares	509,081.957	18.76%
CHARLES SCHWAB AND CO INC	Class Y shares	2,040,777.155	75.22%

Information Regarding Domini
Domini Impact Investments LLC (“Domini”) serves as the investment adviser to the Funds, and provides investment supervisory services, overall operational support, and administrative services. Domini has principal offices at 180 Maiden Lane, Suite 1302, New York, New York 10038.
Information Regarding the Funds’ Subadvisers
SSGA Funds Management, Inc. (“SSGA FM”) serves as the subadviser to Domini Impact Equity Fund, Domini International Opportunities Fund and Domini Sustainable Solutions Fund. SSGA FM’s principal business address is One Iron Street, Boston, Massachusetts 02210.

Wellington Management Company LLP (“Wellington Management”) serves as the subadviser to Domini Impact Equity Fund, Domini International Opportunities Fund and Domini Sustainable Solutions Fund. Wellington Management has principal offices at 280 Congress Street, Boston, Massachusetts 02210.
Information Regarding the Funds’ Distributor
Each Fund’s distributor is DSIL Investment Services LLC, 180 Maiden Lane, Suite 1302, New York, New York 10038.
Shareholders Sharing the Same Address
To keep each Fund’s costs as low as possible, and to conserve paper usage, we attempt to eliminate duplicate mailings to the same address where practical. When two or more Fund shareholders have the same last name and address, only one proxy statement may be sent to that address unless a Fund has received contrary instructions from one or more of those shareholders. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate mailings in the future, please send a written request to the Funds at the mailing address provided above or call Domini Funds at 1-800-582-6757. If you want to receive a separate copy of this proxy statement, one will be delivered to you promptly upon such written or oral request.
Shareholder Communications
Shareholders who wish to send communications to the Board should send them to the address of the Trust and to the attention of the Board. All such communications will be directed to the Board’s attention.
Submission of Certain Proposals
The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.
General
The management of the Funds knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or over the Internet.
By Order of the Board of Trustees,
/s/ Carole M. Laible
Carole M. Laible
President
May 22, 2024

Exhibit A
NOMINATING COMMITTEE CHARTER
Nominating Committee Charter
As adopted on April 30, 2004, and amended October 22, 2010
The Board of Trustees (the “Board”) of the Domini Investment Trust (the “Trust”) has adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of the Board.
Statement of Purpose and Responsibility
The selection and nomination of the independent Trustees is committed to the discretion of the then independent Trustees of the Trust. The primary purpose and responsibility of the Committee is the screening and nomination of candidates for election to the Board as independent trustees.
Organization and Governance
The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not fewer than two (2) Trustees. The Committee must consist entirely of Board members who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.
One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman.
The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s Bylaws.
Qualifications for Trustee Nominees
The Committee requires that Trustee candidates have a college degree or equivalent business experience. In addition, candidates for independent Trustee positions must not be “interested persons” of the Trust” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.
When selecting nominee candidates, the Nominating Committee shall review Board composition and consider whether the Board reflects a balance of knowledge, experience, skills, expertise and diversity, including race and gender. The Board shall also consider which incumbent Trustees contribute to the diversity of the Board and the impact of the addition of a candidate on the diversity of the overall Board.
Identification of Nominees
In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees; (ii) the Trust’s officers; (iii) the Trust’s investment adviser or subadvisers; (iv) shareholders of any series of the Trust (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.
Consideration of Candidates Recommended By Shareholders
The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).
Review
The Board shall periodically assess the effectiveness of its implementation of the Board qualification factors, including diversity.

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Appendix A
Procedures for Shareholders to Submit Nominee Candidates
A shareholder of a series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.
1.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.
Each time that the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”), the Committee will consider each Shareholder Recommendation then held by the Secretary.

3.
The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting.

4.	The Shareholder Recommendation must include:
(i)  a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of each series (and class) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K (generally information regarding family relationships, business experience and involvement in certain legal proceedings) or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination;
(ii)   the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;
(iii)  the recommending shareholder’s name as it appears on the Trust’s books;
(iv)  the number of shares of each series (and class) of the Trust owned beneficially and of record by the recommending shareholder; and
(v)   a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.
In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.
5.
Each Shareholder Recommendation properly submitted to the Trust will be held by the Secretary until such time as the Committee instructs the Secretary that the Committee has considered the candidate who is the subject of such Shareholder Recommendation at a Trustee Consideration Meeting or an Interim Evaluation and has decided not to nominate such candidate. All such Shareholder Recommendations shall then be filed with the records of the Trust.

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Domini

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V37700-S85494

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends you vote FOR all of the Nominees in Proposal 1, as more fully described in the Proxy Statement.

	For All	Withhold All	For All Except
1. To Elect Trustees of the Trust.	☐	☐	☐

01) Caroline Flammer
02) Carole M. Laible
03) Gregory A. Ratliff
04) John L. Shields

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice of Meeting, Proxy Statement, and the Funds' most recent Annual Report to shareholders are available at: www.proxyvote.com

V37701-S85494

DOMINI INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 24, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ABOVE-NAMED TRUST. The undersigned hereby appoints Amy Domini Thornton, Maurizio Tallini, and Megan L. Dunphy, and each of them, the proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders (the "Meeting") of the Trust scheduled to be held on July 24, 2024 at 11:00 a.m. Eastern time at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110 and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted "FOR" all of the Nominees in Proposal 1. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE